AMENDMENT NUMBER NINE
to the
Warehouse Loan and Security Agreement
Dated as of February 10, 2000
as Amended and Restated to and including March 21, 2002
among
AAMES CAPITAL CORPORATION
AAMES FUNDING CORPORATION
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

        This AMENDMENT NUMBER NINE is made this 31st day of October, 2003, among AAMES CAPITAL CORPORATION and AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and including March 21, 2002, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

        WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement to extend the Termination Date thereunder to October 30, 2004 and to provide for a one time supplemental Advance in an amount not to exceed $290,000,000, which Advance must be repaid in full prior to February 1, 2004 and which amount may not be reborrowed by the Borrowers;

        WHEREAS, in order to facilitate such one-time supplemental Advance, the Borrowers have requested that the Lender agree to amend the Agreement to temporarily increase the Maximum Credit thereunder to $590,000,000 as provided herein;

        WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and are not in default under the Agreement; and

        WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Applicable Collateral Percentage and replacing it with the following:

“Applicable Collateral Percentage” shall mean

                (A)  in the case of Eligible Mortgage Loans which secure Tranche A or Tranche B Advances, (i) for the first 180 days following the date such Eligible Mortgage Loan first becomes subject to the terms of this Warehouse Agreement, with respect to each such Advance:

(a)	with respect to Eligible Mortgage Loans as to which scheduled payments of principal and interest are not more than 59 days past due, 97%;

(b)	with respect to Eligible Mortgage Loans as to which scheduled payments of principal and interest are more than 59 days past due, 85%; and

(ii)	thereafter, 0%; and

                (B)  in the case of Mortgage Loans which secure Tranche C Advances (i) for the first six Business Days following the date such Eligible Mortgage Loan first becomes subject to the terms of this Warehouse Agreement, with respect to each Advance, the lesser of (a) 100%, or (b) the percentage of par equal to the full wire amount required to originate such Wet Loan; and (ii) thereafter, 0%; and

(C) in the case of Eligible Mortgage Loans which secure Tranche D Advances, (i) prior to February 1, 2004, 97%; and (ii) thereafter 0%; and

(D) in the case of Eligible Mortgage Loans which secure Tranche E Advances, (i) prior to February 1, 2004, 75%; and (ii) thereafter 0%.

        SECTION 2. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Applicable Margin and replacing it with the following:

                “Applicable Margin” shall mean, with respect to Advances that are Tranche A Advances, Tranche B Advances, Tranche C Advances, Tranche D Advances and Tranche E Advances the applicable rate per annum set forth below:

Tranche A Advances: (a) 0.95% for any date on which the aggregate outstanding amount of Tranche A Advances plus Tranche C Advances is equal to or greater than $100,000,000, and (b) otherwise, 1.50%

Tranche B Advances: 1.50%

Tranche C Advances: 1.75%

Tranche D Advances: 1.50%

Tranche E Advances: 2.00%.

        SECTION 3. Effective as of October 31, 2003, the definition of “Collateral Value” in Section 1 of the Agreement is hereby amended by adding the following words “provided that, notwithstanding the foregoing, the Collateral Value of any Mortgage Loan which secures a Tranche E Advance shall be equal to the product of the Applicable Collateral Percentage times the lesser of (i) the Market Value thereof, and (ii) the most recent appraised value of the related Mortgaged Property” immediately prior to the words “, provided, further that”.

        SECTION 4. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Collections and replacing it with the following:

“Collections” shall mean the collective reference to Tranche A Collections, Tranche B Collections, Tranche C Collections, Tranche D Collections and Tranche E Collections.

        SECTION 5. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Maximum Credit and replacing it with the following:

     “Maximum Credit” shall mean $300,000,000; provided that, during the period commencing on October 31, 2003 and ending on January 31, 2004, such amount shall be the lesser of (a) $590,000,000 and (b) the sum of $300,000,000 and the principal amount of the Tranche D Advances and Tranche E Advances then outstanding.

        SECTION 6. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

“Termination Date” shall mean October 30, 2004, or such earlier date on which this Warehouse Agreement shall terminate in accordance with the provisions hereof or by operation of law.

        SECTION 7. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by adding the following new definitions immediately following the defined term Tranche C Collections:

     “Tranche D Advance” shall mean the Advance made in connection with the Eligible Mortgage Loans purchased by Aames Capital as a result of the call of the following six Aames Capital sponsored securitizations, Aames Mortgage Trust Series 1997-A, Aames Mortgage Trust Series 1997-B, Aames Mortgage Trust Series 1997-C, Aames Mortgage Trust Series 1997-D, Aames Mortgage Trust Series 1998-A or Aames Mortgage Trust Series 1998-B (the “Aames Mortgage Trusts”) which are less than 30 days delinquent.

“Tranche D Collections” shall mean all cash collections and other cash proceeds of any Mortgage Loans which are subject to the Tranche D Advance.

     “Tranche E Advance” shall mean all Advances made in connection with the Eligible Mortgage Loans purchased by Aames Capital as a result of the call of the Aames Mortgage Trusts which are 30 or more days delinquent.

“Tranche E Collections” shall mean all cash collections and other cash proceeds of any Mortgage Loans which are subject to the Tranche E Advance.

        SECTION 8. Effective as of October 31, 2003, Section 8(a) of the Agreement is hereby amended by deleting the words “including any Tranche A Collections and Tranche B Collections” and inserting in their place the words “including any Collections”.

        SECTION 9. Effective as of October 31, 2003, Section 2.01 of the Agreement is hereby amended by adding the following new section (c) to the end thereof:

     (c) The Lender shall, subject to the terms and conditions of this Warehouse Agreement, make to Aames Capital on November 12, 2003 (a) the Tranche D Advance in an aggregate principal amount equal to the lesser of (i) $250,000,000 or (ii) the aggregate Collateral Value of the Eligible Mortgage Loans securing such Tranche D Advance, and (b) the Tranche E Advance in an aggregate principal amount equal to the lesser of (i) $40,000,000 or (ii) the aggregate Collateral Value of the Eligible Mortgage Loans securing such Tranche E Advance. The Borrowers may not request a Tranche D Advance or Tranche E Advance at any time after such date, it being the express intent of the parties that this Warehouse Agreement permits a one-time Tranche D Advance and Tranche E Advance notwithstanding any provision to the contrary set forth herein. No additional Tranche D Advance or Tranche E Advance shall be made under this Warehouse Agreement and the Borrowers may not reborrow any portion of the Tranche D Advance or Tranche E Advance.

        SECTION 10. Effective as of October 31, 2003, Exhibit A to the Agreement is hereby amended to read in its entirety as set forth on Attachment A to this Amendment Number Nine.

        SECTION 11. Effectiveness of Amendment. This Amendment Number Nine shall be effective upon the Lender’s receipt of a new Note in the amount of $590,000,000 to replace the existing Note for $300,000,000.

        SECTION 12. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

        SECTION 13. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

        SECTION 14. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

        SECTION 15. Governing Law. This Amendment Number Nine shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 16. Counterparts. This Amendment Number Nine may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Nine to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
(Borrower)

By:____________________________
Name: Jon D. Van Deuren
Title: Senior Vice President

AAMES FUNDING CORPORATION
(Borrower)

By:_____________________________
Name: Jon D Van Deuren
Title: Senior Vice President, Finance

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Lender)

By:_____________________________
Name:
Title:

ATTACHMENT A

EXHIBIT A

PROMISSORY NOTE

$590,000,000

__________, 200_

New York, New York

        FOR VALUE RECEIVED, AAMES CAPITAL CORPORATION, a California corporation and AAMES FUNDING CORPORATION, a California corporation (each a “Borrower”, collectively, the “Borrowers”), hereby promise to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the “Lender”), at the principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of FIVE HUNDRED NINETY MILLION DOLLARS ($590,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrowers under the Warehouse Agreement), on the dates and in the principal amounts provided in the Warehouse Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Warehouse Agreement.

        The date, amount and interest rate of each Advance made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Warehouse Agreement or hereunder in respect of the Advances made by the Lender.

        This Note is the Note referred to in the Warehouse Loan and Security Agreement , dated as of February 10, 2000, as amended and restated to and including March 21, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the “Warehouse Agreement”) between the Borrowers, and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Warehouse Agreement.

        The Borrowers agree to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of Lender’s counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

        Notwithstanding the pledge of the Collateral, the Borrowers hereby acknowledge, admit and agree that the Borrowers’ obligations under this Note are recourse obligations of the Borrowers to which the Borrowers pledge their full faith and credit.

        The Borrowers, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

        Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Warehouse Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

        Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules. The Borrowers hereby submit to New York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

        Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable for all obligations and indemnities of the Borrowers hereunder.

        This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Note) whose laws the Borrowers expressly elect to apply to this Note. The Borrowers agree that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

AAMES CAPITAL CORPORATION

By:
Name:
Title:

AAMES FUNDING CORPORATION

By:
Name:
Title:

SCHEDULE OF LOANS

        This Note evidences Advances made under the within-described Warehouse Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

Date Made	Principal Amount of Loan	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by